Exhibit 99.1



                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                              }       CASE NUMBER
                                    }       02-10835
                                    }
The NewPower Company, et. al.       }       JUDGE   W. Homer Drake, Jr.
                                    }
DEBTORS                             }       CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                          FROM 9/30/05 To 10/31/2005

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                                      Paul Ferdinands
                                                      -------------------------
                                                      Attorney for Debtor

Debtor's Address                                      Attorney's Address
and Phone Number                                      and Phone Number

P.O. Box 17296                                        191 Peachtree St.
Stamford, Ct 06907                                    Atlanta, GA 30303
Tel: (203) 329-8412                                   Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835                           Post Petition
                                                        Totals
For Period from September 30, 2005 through October 31, 2005

Opening Cash Balance -9/30/05                         $   51,970

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                           31
----------------------------------------------------------------
Total Inflows                                                 31

---------------------------------------------------------------------------------------------------------------
                                                                               Distribution of Outflows
Outflows:                                                               NewPower         The NewPower
Post Petition:                                                        Holdings, Inc.        Company
--------------                                                        --------------        -------

Professionals - Bankruptcy                                    43                 43
Consulting Fees                                               21                 21
Lockbox Fees                                                   0                  0
Supplies & Misc
Rent                                                           1                  1
Insurance
Utilities (Heat, Hydro, Phone, etc.)                           0                  0
Payroll (inlcuding tax payments & fees)                       22                 22
T&E Reimbursements
State Tax Payments                                            33                 33
Distribution to Equity
---------------------------------------------------------------------------------------------------------------
Total Outflows                                               120                120
---------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
Net Cash Flows                                               (89)
----------------------------------------------------------------

                                                      -------------------
Closing Cash Balance                                    $ 51,881
======================================================-------------------

Amount of Cash Balance in  Reserve for
Classes 8 -12                                             34,565


                                                                   Attachment 1
NewPower Holdings, Inc.
Case Number:  02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from September 30, 2005 through October 31, 2005
Amounts in $000's


Accounts Receivable at Petition Date:   $ 75,200


Beginning of Month Balance*  - Gross    $  13,476 (per 9/30/05 G/L)
PLUS:  Current Month New Billings               -
LESS:  Collections During the Month             -
                                        -------------

End of Month Balance - Gross            $  13,476 (per 10/31/05 G/L)
Allowance for Doubtful Accounts           (13,476)
                                        -------------

End of Month Balance - Net of Allowance $       -
                                        =============

                             Note: The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



                                    AR Aging for Post Petition Receivables

                                     Current    > 30 days   > 60 days     Total
                                    -------------------------------------------

                                    $      -    $       -   $     111   $   111

                                                                   Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from September 30, 2005 through October 31, 2005
Amounts in $000's


See attached System Generated A/P reports as of 10/31/2005 (Attachments 2A and
2B).


Beginning of Period Balance                  $    172 (per 9/30/05 G/L)
PLUS:  New Indebtedness Incurred                  499
LESS:  Amounts Paid on A/P                       (500)
                                             -------------

End of Month Balance                         $    171 (per 10/31/05 G/L)
                                             =============

                             The New Power Company                   Exhibit 2A
                             Vendor Balance Detail
                            As of October 31, 2005



                                                            Type            Date           Amount           Balance
                                                       ---------------   -----------   -------------   --------------
Administrator Unemployment Compensation                                                                         0.00
                                                       Bill              10/16/2005          103.80           103.80
                                                       Bill Pmt -Check   10/16/2005         -103.80             0.00
                                                                                       -------------   --------------
Total Administrator Unemployment Compensation                                                  0.00             0.00

Archivesone                                                                                                     0.00
                                                       Bill              10/02/2005          419.10           419.10
                                                       Bill Pmt -Check   10/02/2005         -419.10             0.00
                                                       Bill              10/16/2005          419.10           419.10
                                                       Bill Pmt -Check   10/16/2005         -419.10             0.00
                                                                                       -------------   --------------
Total Archivesone                                                                              0.00             0.00

Commissioner of Revenue Services, Ct                                                                            0.00
                                                       Bill              10/16/2005           39.74            39.74
                                                       Bill Pmt -Check   10/16/2005          -39.74             0.00
                                                       Bill              10/16/2005          164.00           164.00
                                                       Bill Pmt -Check   10/16/2005         -164.00             0.00
                                                                                       -------------   --------------
Total Commissioner of Revenue Services, Ct                                                     0.00             0.00

Delaware Secretary of State                                                                                     0.00
                                                       Bill              10/02/2005       33,000.00        33,000.00
                                                       Bill Pmt -Check   10/02/2005      -33,000.00             0.00
                                                                                       -------------   --------------
Total Delaware Secretary of State                                                              0.00             0.00

Kaster Moving Co. Inc.                                                                                          0.00
                                                       Bill              10/16/2005           82.50            82.50
                                                       Bill              10/16/2005          450.30           532.80
                                                       Bill Pmt -Check   10/16/2005         -532.80             0.00
                                                                                       -------------   --------------
Total Kaster Moving Co. Inc.                                                                   0.00             0.00

Mellon Investors Services, LLC                                                                                  0.00
                                                       Bill              10/02/2005        1,331.17         1,331.17
                                                       Bill              10/02/2005        1,367.52         2,698.69
                                                       Bill Pmt -Check   10/02/2005       -2,698.69             0.00
                                                                                       -------------   --------------
Total Mellon Investors Services, LLC                                                           0.00             0.00

Mesirow Financial Services, Inc                                                                                 0.00
                                                       Bill              10/27/2005      400,000.00       400,000.00
                                                       Bill Pmt -Check   10/27/2005     -400,000.00             0.00
                                                                                       -------------   --------------
Total Mesirow Financial Services, Inc                                                          0.00             0.00

Mr. Gene Shanks                                                                                                 0.00
                                                       Bill              10/02/2005       10,500.00        10,500.00
                                                       Bill Pmt -Check   10/02/2005      -10,500.00             0.00
                                                                                       -------------   --------------
Total Mr. Gene Shanks                                                                          0.00             0.00

Mr. Richard Weill                                                                                               0.00
                                                       Bill              10/02/2005       10,500.00        10,500.00
                                                       Bill Pmt -Check   10/02/2005      -10,500.00             0.00
                                                                                       -------------   --------------
Total Mr. Richard Weill                                                                        0.00             0.00



                                                                                                          Page 1 of 2

                             The New Power Company                   Exhibit 2A
                             Vendor Balance Detail
                            As of October 31, 2005



                                                            Type            Date           Amount           Balance
                                                       ---------------   -----------   -------------   --------------
Parker, Hudson, Rainer & Dobbs                                                                                  0.00
                                                       Bill              10/02/2005        3,649.16         3,649.16
                                                       Bill              10/02/2005       16,122.52        19,771.68
                                                       Bill Pmt -Check   10/02/2005      -19,771.68             0.00
                                                                                       -------------   --------------
Total Parker, Hudson, Rainer & Dobbs                                                           0.00             0.00

Poorman-Douglas Corporation                                                                                     0.00
                                                       Bill              10/02/2005          996.21           996.21
                                                       Bill Pmt -Check   10/02/2005         -996.21             0.00
                                                                                       -------------   --------------
Total Poorman-Douglas Corporation                                                              0.00             0.00

Scherers Conferencing                                                                                           0.00
                                                       Bill              10/16/2005           15.96            15.96
                                                       Bill Pmt -Check   10/16/2005          -15.96             0.00
                                                                                       -------------   --------------
Total Scherers Conferencing                                                                    0.00             0.00

Sidley Austin Brown & Wood                                                                                      0.00
                                                       Bill              10/02/2005        7,132.22         7,132.22
                                                       Bill              10/02/2005       10,844.14        17,976.36
                                                       Bill Pmt -Check   10/02/2005      -17,976.36             0.00
                                                                                       -------------   --------------
Total Sidley Austin Brown & Wood                                                               0.00             0.00

SNET                                                                                                            0.00
                                                       Bill              10/02/2005          128.90           128.90
                                                       Bill Pmt -Check   10/02/2005         -128.90             0.00
                                                       Bill              10/16/2005           10.90            10.90
                                                       Bill Pmt -Check   10/16/2005          -10.90             0.00
                                                                                       -------------   --------------
Total SNET                                                                                     0.00             0.00

U.S. Trustee Program Payment Center                                                                             0.00
                                                       Bill              10/16/2005          250.00           250.00
                                                       Bill              10/16/2005        1,250.00         1,500.00
                                                       Bill Pmt -Check   10/16/2005         -250.00         1,250.00
                                                       Bill Pmt -Check   10/16/2005       -1,250.00             0.00
                                                                                       -------------   --------------
Total U.S. Trustee Program Payment Center                                                      0.00             0.00
                                                                                       -------------   --------------
TOTAL                                                                                          0.00             0.00
                                                                                       =============   ==============



                                                                                                          Page 2 of 2

                            The New Power Company                   Exhibit 2B
                              Unpaid Bills Detail
                            As of October 31, 2005


                                      Open Balance
                                    ----------------

      Franchise Tax Liability            158,379.17
      Payroll Tax Liablility              12,508.82
                                    ----------------
                                         170,887.99
                                    ----------------
TOTAL                                    170,887.99
                                    ================

                                                                   Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from September 30, 2005 through October 31, 2005
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date      $ 15,587


Inventory at Beginning of Period        $      - (per 9/30/05 G/L)
PLUS:  Inventrory Purchased                    -
LESS:  Inventory Used or Sold                  -
                                        ------------

End of Month Balance                    $      - (per 10/31/05 G/L)
                                        ============


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date             $  1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period     $      -
Less:  Depreciation Expense                    -
Less:  Dispositions                            -
Add:  Purchases                                -
                                        ------------

Fixed Assets at End of Period           $      -
                                        ============

                                                                   Attachment 4
                                                                   Page 1 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     10/01/2005-10/31/2005

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         The New Power Company Concentration Account
Account Number:
Purpose of Account:   Concentration Account

Beginning Balance     $      1,213,815.52
Total Deposits        $          3,187.41
Total Payments        $        120,465.21
Closing Balance       $      1,096,537.72
Service Charges       $            255.09

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A

                                                                   Attachment 4
                                                                   Page 2 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     10/01/2005-10/31/2005

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Money Market

Beginning Balance     $     16,222,283.94
Total Deposits        $          8,955.59
Total Payments
Closing Balance       $     16,231,239.53
Service Charges       $                 -

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A

                                                                   Attachment 4
                                                                   Page 3 of 16

Name of Debtor:                    NewPower Holdings Inc.
Case #:                            02-10835
Reporting Period:                  10/01/2005-10/31/2005

Name of Bank:                      JP Morgan Chase
Branch:                            New York ABA # 021000021
Account Name:                      The New Power Company Reserve Account
Account Number:
Purpose of Account:                Reserve for Shareholder Distributions

Beginning Balance                  $ 34,546,047.11
Total Deposits                     $     19,071.31
Total Payments
Closing Balance                    $ 34,565,118.42
Service Charges                    $             -

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A

April 2005 Interest                $     18,396.07
May 2005 Interest                  $     19,019.43
June 2005 Interest                 $     18,416.06
July 2005 Interest                 $     19,040.10
August 2005 Interest               $     19,142.10
September 2005 Interest            $     18,354.76
October 2005 Interest              $     19,071.31
Interest Calculations:

                              Shares       Distribution    2004 Int.    Q1 2005    Q2 2005     Q3 2005     Oct-05       Balance
Lana Pai                       1,032,000      608,880.00      729.73     947.70      989.97    1,002.48     338.16      612,888.05
Enron Energy Services          8,650,400    5,103,736.00    6,116.75   7,943.81    8,298.11    8,402.96   2,834.52    5,137,332.15
Cortez Energy Services         5,000,000    2,950,000.00    3,535.53   4,591.59    4,796.38    4,856.97   1,638.38    2,969,418.84
McGarrett I,  LLC              6,766,400    3,653,856.00    4,379.09   5,687.12    5,940.77    6,015.83   2,029.29    3,677,908.09
McGarrett II,  LLC             8,458,200    4,567,428.00    5,473.99   7,109.06    7,426.14    7,519.96   2,536.67    4,597,493.82
McGarrett III, LLC             2,791,800    1,507,572.00    1,806.80   2,346.49    2,451.15    2,482.12     837.28    1,517,495.83
                                                                                                                                 -
Surfboards & Co.- warrants     5,404,800    2,918,592.00    3,497.89   4,542.70    4,745.31    4,805.26   1,620.93    2,937,804.09
EES Warrant Trust - warrants  24,117,800   13,023,612.00   15,608.59  20,270.86   21,174.96   21,442.49   7,233.08   13,109,341.99
Ari Benacerraf- options           10,000        5,400.00        6.47       8.40        8.78        8.89       3.00        5,435.55

                                         ------------------------------------------------------------------------------------------
                                           34,339,076.00   41,154.84  53,447.73   55,831.56   56,536.96  19,071.31   34,565,118.42


                                                                   Attachment 4
                                                                   Page 4 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     10/01/2005-10/31/2005

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Controlled Disbursements (A/P)

Beginning Balance                    $0.00
Total Deposits                 $120,210.12
Total Payments                 $120,210.12
Closing Balance                      $0.00
Service Charges       N/A

First Check issued this Period                      200771
Last Check issued this Period                       200795
Total # of checks issued this Period                    25

                                                                   Attachment 4
                                                                   Page 5 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     10/01/2005-10/31/2005

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:   Controlled Disbursements (Customer Refunds)

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges       N/A

First Check issued this Period                     NA
Last Check issued this Period                      NA
Total # of checks issued this Period               NA

                                                                   Attachment 4
                                                                   Page 6 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     10/01/2005-10/31/2005

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower ACH Account
Account Number:
Purpose of Account:   ACH (T&E)

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges       N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                                ACCOUNT CLOSED

                                                                   Attachment 4
                                                                   Page 7 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     10/01/2005-10/31/2005

Name of Bank:         First Union/ Wachovia
Branch:               Herndon, VA  ABA # 051400549
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Natural Gas Collections

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges       N/A

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A


                                ACCOUNT CLOSED

                                                                   Attachment 4
                                                                   Page 8 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     10/01/2005-10/31/2005

Name of Bank:         First Union/ Wachovia
Branch:               Charlotte, NC ABA # 053000219
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Power/ IBM Collections

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges                 $0.00

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A


                                ACCOUNT CLOSED

                                                                   Attachment 4
                                                                   Page 9 of 16


Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     10/01/2005-10/31/2005

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:   Payroll

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges       N/A

First Check issued this Period           N/A
Last Check issued this Period            N/A
Total # of checks issued this Period     N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 10 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     10/01/2005-10/31/2005

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower Enron Segregated A/C
Account Number:
Purpose of Account:   Concentration Account

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges       N/A

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 11 of 16


Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     10/01/2005-10/31/2005

Name of Bank:         Royal Bank of Canada
Branch:               Ontario Transit # 00192
Account Name:         The New Power Company
Account Number:
Purpose of Account:   CAN$ Operating A/C

Beginning Balance               $0.00 CAN$
Total Deposits
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges       $           -

First Check issued this Period                    NA
Last Check issued this Period                     NA
Total # of checks issued this Period               0


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 12 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     10/01/2005-10/31/2005

Name of Bank:         First Union/ Wachovia
Branch:               Charlotte, NC ABA # 053000219
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Power/AES Collections

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges       N/A

First Check issued this Period                   N/A
Last Check issued this Period                    N/A
Total # of checks issued this Period             N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 13 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     10/01/2005-10/31/2005

Name of Bank:         Royal Bank of Canada
Branch:               Ontario Transit # 00192
Account Name:         The New Power Company
Account Number:
Purpose of Account:   US$ A/C

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges       N/A

First Check issued this Period                   N/A
Last Check issued this Period                    N/A
Total # of checks issued this Period             N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 14 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     10/01/2005-10/31/2005

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         The New Power Company
Account Number:
Purpose of Account:   WildCard ATM Settlement

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges       N/A

First Check issued this Period           N/A
Last Check issued this Period            N/A
Total # of checks issued this Period     N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 15 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     10/01/2005-10/31/2005

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         NewPower Holdings, Inc.
Account Number:
Purpose of Account:   Controlled Disbursements (A/P)

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges       N/A

First Check issued this Period            None
Last Check issued this Period             None
Total # of checks issued this Period      None


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 16 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     10/01/2005-10/31/2005

Name of Bank:         Credit Suisse Asset Management
Branch:               466 Lexington Ave.  NY, NY 10017-3140
Account Name:         NewPower Holdings, Inc.
Account Number:
Purpose of Account:   Short Term Cash Mgmt Portfolio

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges       N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                                ACCOUNT CLOSED


                           The New Power Company                     Exhibit 5
                                 Check Detail
                                 October 2005

          Num                 Date                              Name                           Paid Amount
------------------------   ------------   -------------------------------------------------   ---------------

200771                      10/02/2005    SNET                                                        128.90
200772                      10/02/2005    Archivesone                                                 419.10
200773                      10/02/2005    Mellon Investors Services, LLC                            2,698.69
200774                      10/02/2005    Poorman-Douglas Corporation                                 996.21
200775                      10/02/2005    Mr. Richard Weill                                        10,500.00
200776                      10/02/2005    Mr. Gene Shanks                                          10,500.00
200777                      10/02/2005    Parker, Hudson, Rainer & Dobbs                           19,771.68
200778                      10/02/2005    Sidley Austin Brown & Wood                               17,976.36
200779                      10/02/2005    Delaware Secretary of State                              33,000.00
200780                      10/15/2005    M. Patricia Foster                                        3,606.81
200781                      10/16/2005    Administrator Unemployment Compensation                     960.00
200782                      10/16/2005    Administrator Unemployment Compensation                     103.80
200783                      10/16/2005    Commissioner of Revenue Services, Ct                         39.74
200784                      10/16/2005    Scherers Conferencing                                        15.96
200785                      10/16/2005    Archivesone                                                 419.10
200786                      10/16/2005    SNET                                                         10.90
200787                      10/16/2005    Kaster Moving Co. Inc.                                      532.80
200788                      10/16/2005    U.S. Trustee Program Payment Center                         250.00
200789                      10/16/2005    U.S. Trustee Program Payment Center                       1,250.00
200790                      10/16/2005    United States Treasury                                   10,487.26
200791                      10/16/2005    CT Commissioner of Revenue Services                       1,260.00
200792                      10/16/2005    CT Commissioner of Revenue Services                       1,512.00
200793                      10/16/2005    Commissioner of Revenue Services, Ct                        164.00
200794                      10/27/2005    Mesirow Financial Services, Inc                         400,000.00
200795                      10/31/2005    M. Patricia Foster                                        3,606.82




                                                                                                 Page 1 of 1


                                                                   Attachment 6


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from September 30, 2005 through October 31, 2005
Amounts in $000's

Taxes Paid During the Month
---------------------------

Federal Employment Taxes                    11,551.06
State Employment Taxes                       2,936.00




Taxes Owed and Due
------------------

Payroll Tax Liability                       12,508.82

                                                                 Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from September 30, 2005 through October 31, 2005
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                                           Full Time  Part Time
# of Employees at beginning of period                                        1
# hired during the period                                          -         -
# terminated/resigned during period                                -         -
                                                          ---------------------
# employees on payroll - end of period                             0         1
                                                          =====================

# of employees on temporary consulting assignments                           0

Confirmation of Insurance
-------------------------

See supplemental attachment.*

*Omitted

                                                                 Attachment 7B
                                                                (Supplemental)

                 Payments made to insiders 10/01/05 -10/31/05
Payments are in gross amts

                      Title                 Amount      Date                 Type

FOSTER, MARY          President & CEO       $  5,208.33  10/15/2005  Salary for pay period 10/01 - 10/15
                                            $  5,208.33  10/31/2005  Salary for pay period 10/16 - 10/31

SHANKS, EUGENE        Director              $ 10,500.00  10/2/2005   Biannual Board Fees plus meeting fee

WEILL, RICHARD        Director              $ 10,500.00  10/2/2005   Biannual Board Fees plus meeting fee


                                            ---------------

                                            $ 31,416.67
                                            ===============


                                                                  Attachment 8

NewPower Holdings, Inc.
Case Number:  02-10835
Significant Developments During Reporting Period
For Period from September 30, 2005 through October 31, 2005

None